UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2016, SolarCity Corporation released its financial and operating results for the quarter ended September 30, 2016 by posting its Third Quarter 2016 Shareholder Letter on its investor relations website. The full text of the shareholder letter is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The information in Item 2.02 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Third Quarter 2016 Shareholder Letter dated November 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Lyndon Rive
Lyndon Rive
Date: November 9, 2016		Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Third Quarter 2016 Shareholder Letter dated November 9, 2016.